                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) - April 9, 1997



                           J. C. PENNEY COMPANY, INC.
             (Exact name of registrant as specified in its charter)






       Delaware                          1-777                   13-5583779
(State or other jurisdiction          (Commission              (IRS Employer
  of incorporation)                     File No.)            Identification No.)


 6501 Legacy Drive
 Plano, Texas                                                   75024-3698
(Address of principal                                           (Zip code)
 executive offices)

Registrant's telephone number, including area code:       (972)  431-1000
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Item 5.  Other Events.

         On April 9, 1997, J. C. Penney Company, Inc. (the "Company") entered into an Underwriting Agreement (the "Notes Underwriting Agreement") with Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc., Morgan, Stanley & Co. Incorporated, BancAmerica Securities, Inc., Bear, Stearns & Co. Inc., and NationsBanc Capital Markets, Inc. (collectively, the "Notes Underwriters") for the sale of (a) $325,000,000 aggregate principal amount of its 6.95% Notes Due 2000 (the "2000 Notes") at a price to the public of 99.919% of the principal amount thereof, (b) $700,000,000 aggregate principal amount of its 7.25% Notes Due 2002 (the "2002 Notes") at a price to the public of 99.958% of the principal amount thereof, and (c) $425,000,000 aggregate principal amount of its 7.60% Notes Due 2007 (the "2007 Notes") at a price of 100.000% of the principal amount thereof; also on April 9, 1997, the Company entered into an Underwriting Agreement (the "Debenture Underwriting Agreement") with Credit Suisse First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, BT Securities Corporation, Chase Securities Inc., and Citicorp Securities, Inc. (collectively, the "Debenture Underwriters") for the sale of
(x) $300,000,000 aggregate principal amount of its 7.95% Debentures Due 2017 (the "2017 Debentures") at a price to the public of 99.520% of the principal amount thereof, (y) $350,000,000 aggregate principal amount of its 8.125% Debentures Due 2027 (the "2027 Debentures") at a price to the public of 97.553% of the principal amount thereof, and (z) $400,000,000 aggregate principal amount of its 7.40% Debentures Due 2037 (the "2037 Debentures") at a price to the public of 99.924% of the principal amount thereof (the 2000 Notes, the 2002 Notes, the 2007 Notes, the 2017 Debentures, the 2027 Debentures, and the 2037 Debentures herein collectively called the "Debt Securities"). The closing of the sale was held on April 14, 1997. The Debt Securities are being issued pursuant to Registration Statement No. 333-06883, which was filed with the Securities and Exchange Commission (the "Commission") on June 26, 1996 and became effective on July 2, 1996, and Registration Statement No. 333- 23339, which was filed with the Commission on March 14, 1997 and became effective on March 21, 1997, and the Prospectus dated March 21, 1997, as supplemented by the Prospectus Supplement dated April 9, 1997, which were filed with the Commission on April 11, 1997. Pursuant to the Registration Statements, debt securities were registered for offering under the Securities Act of 1933, as amended, on a continuous or delayed basis pursuant to the provisions of Rule 415.





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Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits.

                 1(a) Notes Underwriting Agreement among J. C. Penney Company, Inc. and the Notes Underwriters (dated April 9, 1997).
                 1(b) Debenture Underwriting Agreement among J. C. Penney Company, Inc. and the Debenture Underwriters (dated April 9, 1997).

                 4(a)     Form of 2000 Note.
                 4(b)     Form of 2002 Note.
                 4(c)     Form of 2007 Note.
                 4(d)     Form of 2017 Debenture.
                 4(e)     Form of 2027 Debenture.
                 4(f)     Form of 2037 Debenture.

                 5 Opinion of C. R. Lotter with respect to the validity of the Debt Securities.

                 23(a)    Consent of C. R. Lotter (included in Exhibit 5).





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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          J. C. PENNEY COMPANY, INC.


                                          /s/  C. R. LOTTER
                                          -------------------------------------
                                          C. R. Lotter
                                          Executive Vice President, Secretary
                                          and General Counsel


Date:  April 16, 1997

                                 Exhibit Index

Exhibit
Number           Description
------           -----------
   1(a)          Notes Underwriting Agreement among J. C. Penney Company, Inc.
                 and the Notes Underwriters (dated April 9, 1997).
   1(b)          Debenture Underwriting Agreement among J. C. Penney Company,
                 Inc. and the Debenture Underwriters (dated April 9, 1997).

   4(a)          Form of 2000 Note.
   4(b)          Form of 2002 Note.
   4(c)          Form of 2007 Note.
   4(d)          Form of 2017 Debenture.
   4(e)          Form of 2027 Debenture.
   4(f)          Form of 2037 Debenture.

   5 Opinion of C. R. Lotter with respect to the validity of the Debt Securities.

   23(a)         Consent of C. R. Lotter (included in Exhibit 5).